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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                Date of Report (Date of earliest event reported):


                                  JUNE 24, 1997



                          CAMBRIDGE NEUROSCIENCE, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       0-19193                   13-3319074
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   (State or other                  (Commission                (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
   incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600
                                                           --------------

                            Total Number of Pages 6.
                            Exhibit Index at Page 4.

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Item 5 - Other Events
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     On June 24, 1997, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing the temporary suspension in the accrual of new patients in the Phase III trial of CERESTAT(1) in stroke patients, pending the completion of an expanded benefit to risk analysis of the patients enrolled to date. The information contained in this news release is incorporated herein by reference and filed as Exhibit 99.4 hereto.

Item 7 - Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits.

          99.4 The Company's News Release dated June 24, 1997.


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(1)  CERESTAT is a registered trademark of Boehringer Ingelheim International
     GmbH.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CAMBRIDGE NEUROSCIENCE, INC.



Date:  June 24, 1997                  /s/ Harry W. Wilcox, III
                                      ----------------------------------------
                                      Harry W. Wilcox, III
                                      Sr. Vice President, Finance and Business
                                      Development; Chief Financial Officer




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                                  EXHIBIT INDEX
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Exhibit
Sequential
Number                          Description
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99.4                            The Company's News Release dated June 24, 1997.



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